UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 25, 2022 (January 25, 2022)

SKY HARBOUR GROUP CORPORATION
(Exact name of registrant as specified in its Charter)

Delaware	001-39648	85-2732947
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

136 Tower Road, Suite 205 White Plains, New York 10604 (Address and telephone number of principal executive offices, including zip code)
(212) 554-5990 (Registrant's telephone number, including area code)
Yellowstone Acquisition Company 1601 Dodge Street, Suite 3300 Omaha, Nebraska 68102 (Former name or address, if changed since last report)

Securities registered under Section 12(b) of the Exchange Act:

Title of Class	Trading Symbol	Name of Exchange on Which Registered
Class A common stock, $0.0001 par value included as part of the units	SHGC	NYSE American LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	SHGCWS	NYSE American LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

 On January 25, 2022, Yellowstone Acquisition Company Corp. (“Yellowstone”) held a special meeting of its stockholders (the “Special Meeting”), at which holders of 13,804,846 shares of common stock of Yellowstone (consisting of 10,405,122 shares of Class A common stock and 3,399,724 shares of Class B common stock) were present in person or by proxy, representing 81.2% of the voting power of Yellowstone's common stock as of the date of the Special Meeting, and constituting a quorum for the transaction of business. Only stockholders of record as of the close of business on December 23, 2021, the record date for the Special Meeting, were entitled to vote at the Special Meeting. As of the record date, 16,998,622 shares of Yellowstone's common stock were outstanding and entitled to vote at the Special Meeting. An aggregate of 12,061,401 shares of Yellowstone's Class A common stock were presented for redemption in connection with the Special Meeting. The proposals listed below are described in more detail in the definitive proxy statement of Yellowstone, which was filed with the Securities and Exchange Commission (the “SEC”) on January 7, 2022 (the “Proxy Statement”). A summary of the voting results at the Special Meeting is set forth below:

The stockholders of Yellowstone voted on the following nine proposals: (1) to approve and adopt the equity purchase agreement, dated as of August 1, 2021 by and among between Yellowstone and Sky Harbour LLC, a Delaware limited liability company (“Sky”)  (the “Equity Purchase Agreement”) and approve the other transactions contemplated by the Equity Purchase Agreement (the “Business Combination Proposal”), (2) to approve the issuance by SpaceMobile of Class A common stock and Class B common stock (the “NYSE Proposal”), (3) to approve and adopt the amended and restated certificate of incorporation of Yellowstone and, a non-binding advisory basis, to approve three other governance proposals (the “Charter and Governance Proposals”), (4) to elect 7 directors of the Sky board of directors to serve until the 2022 annual meeting of stockholders, respectively (the “Director Election Proposal”), (5) to approve and adopt the Sky 2022 Incentive Award Plan (the “Incentive Plan Proposal”),  and (6) to approve the adjournment of the Special Meeting to a later date to permit further solicitation and vote of proxies in the event that there are insufficient votes for, the approval of the Business Combination Proposal (the “Adjournment Proposal”) (each as further described in the Proxy Statement). The final results of the voting of each proposal are set forth below.

Based on the results of the Special Meeting, and subject to the satisfaction or waiver of certain other closing conditions as described in the Proxy Statement, the transactions (the “Transactions”) contemplated by the Equity Purchase Agreement, were consummated on January 25, 2022. Following the consummation of the Transactions, the Class A common stock and warrants of Sky are expected to begin trading on the NYSE American LLC under the symbols “SHGC” and “SHGCWS,” respectively, on January 26, 2022.

Proposal 1 – The Business Combination Proposal

The Company’s stockholders approved Proposal 1. The votes cast were as follows:

For	Against	Abstain
13,278,217	526,579	50

Proposal 2 – The NYSE Proposal

The Company’s stockholders approved Proposal 2. The votes cast were as follows:

For	Against	Abstain
13,278,801	526,594	51

Proposal 3 – The Charter and Governance Proposals

The Company’s stockholders approved Proposal 3. The votes cast were as follows:

For	Against	Abstain
13,278,213	526,579	54

Proposal 3(a) – Governance Proposal A

The Company’s stockholders approved Proposal 3(a). The votes cast were as follows:

For	Against	Abstain
12,717,897	1,084,551	2,398

Proposal 3(b) – Governance Proposal B

The Company’s stockholders approved Proposal 3(b). The votes cast were as follows:

For	Against	Abstain
13,800,947	1,334	2,565

Proposal 3(c) – Governance Proposal C

The Company’s stockholders approved Proposal 3(c). The votes cast were as follows:

For	Against	Abstain
13,786,229	10,416	8,201

Proposal 4 – The Director Election Proposal

The Company’s stockholders approved Proposal 4. The votes cast were as follows:

For	Against	Abstain
3,399,724	0	0

Proposal 5 – The Incentive Plan Proposal

The Company’s stockholders approved Proposal 5. The votes cast were as follows:

For	Against	Abstain
13,262,051	525,862	16,933

As there were sufficient votes at the time of the Special Meeting to approve each of the above proposals, the “Adjournment Proposal” described in the Proxy Statement was not presented to stockholders.

Item 7.01.	Regulation FD Disclosure.

On January 25, 2022, the Company issued a press release entitled "Sky Harbour Group LLC and Yellowstone Acquisition Company Announce Closing of Business Combination."  The information under this Item 7.01 and the press release attached to this Current Report on Form 8-K as Exhibit 99.1 shall be deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Yellowstone that the information in this press release is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Yellowstone.

Forward-Looking Statements

The information contained in Item 7.01  of this Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act that are not historical facts and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. All statements, other than statements of historical fact contained in this communication including, without limitation, statements regarding Yellowstone’s or Sky’s financial position, business strategy and the plans and objectives of management for future operations; anticipated financial impacts of the Business Combination; the satisfaction of the closing conditions to the Business Combination; and the timing of the completion of the Business Combination, are forward-looking statements. Also, forward-looking statements relate to future events or future performance of Sky and include statements about Sky’s expectations or forecasts for future periods and events which are based on Sky management’s assumptions and beliefs in light of the information currently available to it. Words such as “may,” “will,” “should,” “expect,” “plan,” “believe,” “anticipate,” “intend,” “estimate,” “predict,” “potential,” “seek” and variations and similar words and expressions and the negative of such terms or other comparable  terminology are intended to identify such forward-looking statements. Yellowstone disclaims any obligation to update those statements, except as applicable law may require it to do so, and cautions you not to rely unduly on them. While Yellowstone’s management considers those expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond Yellowstone and Sky’s control. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Yellowstone’s and Sky’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (i) the outcome of any legal proceedings that may be instituted against Yellowstone and Sky following the execution of the Equity Purchase Agreement and the Business Combination; (ii) the inability to maintain the listing of the shares of common stock of the post-acquisition company on The New York Stock Exchange following the Business Combination; (iii) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (iv) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (v) costs related to the Business Combination; (vi) changes in applicable laws or regulations; (vii) the possibility that Sky or the combined company may be adversely affected by other economic, business, and/or competitive factors; and (viii) other risks and uncertainties indicated in the Definitive Proxy Statement, including those under the section entitled “Risk Factors”, and in Yellowstone’s other filings with the SEC.

Yellowstone cautions that the foregoing list of factors is not exclusive. Yellowstone cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors section of Yellowstone’s Annual Report on Form 10-K and the Definitive Proxy Statement as filed with the SEC. Yellowstone’s securities filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, Yellowstone disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

ITEM 9.01        Financial Statements and Exhibits.

(d)                    Exhibits. The Exhibit Index set forth below is incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Press Release dated January 25, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKY HARBOUR GROUP CORPORATION

Date: January 25, 2022	By:	/s/ Tal Keinan
	Name:	Tal Keinan
	Title:	Chief Executive Officer